LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED JANUARY 9, 2019

TO PROSPECTUS DATED MAY 1, 2018

Effective January 1, 2019, Ross Glotzbach became CEO of Southeastern Asset Management, Inc. (“Southeastern”) and a Portfolio Manager of Longleaf Partners Global Fund. The Prospectus and Statement of Additional Information should be updated accordingly. Mason Hawkins remains Chairman of Southeastern and a Portfolio Manager of all Longleaf Partners Funds.

On page 30, under Purchases and Redemption through Brokerage Firms and Other Authorized Intermediaries:

A broker may charge a commission to its customers on transactions in Fund shares, provided the broker acts solely on an agency basis for its customer and does not receive any distribution related payment in connection with the transaction.

LONGLEAF PARTNERS FUNDS TRUST

SUPPLEMENT DATED OCTOBER 1, 2018

TO PROSPECTUS DATED MAY 1, 2018

Under the Additional Investments section on page 26:

Online Transactions: Once you have opened an account, the Fund’s website, longleafpartners.com, can be used to make subsequent purchases. Choose “Account Log In” and follow the instructions. Payment for shares purchased online may be made only through an ACH debit of your bank account of record. Only bank accounts held at US financial institutions that are ACH members can be used for online transactions. Online transactions are subject to the same minimums, maximums, and investment restrictions as other transaction methods.

When you buy or sell shares over the Internet, you agree that the Longleaf Partners Funds are not liable for following instructions believed to be genuine. The Funds use certain procedures to confirm that your instructions are genuine.

Under How to Redeem Shares on page 27:

Online Transactions: Once you have opened an account, the Fund’s website, longleafpartners.com, can be used to make redemptions and exchanges. Choose “Account Log In” and follow the instructions. Redemptions will be paid only by check, wire, or ACH transfer and only to the address or bank account of record. Only bank accounts held at US financial institutions that are ACH members can be used for online transactions. Online transactions are subject to the same minimums, maximums, and investment restrictions as other transaction methods. Daily online redemptions are limited to $100,000 per Fund.

When you buy or sell shares over the Internet, you agree that the Longleaf Partners Funds are not liable for following instructions believed to be genuine. The Funds use certain procedures to confirm that your instructions are genuine.

LONGLEAF PARTNERS FUNDS®

ADVISED BY SOUTHEASTERN ASSET MANAGEMENT, INC.

6410 Poplar Avenue, Suite 900

Memphis, TN 38119